POWER OF ATTORNEY
                              -----------------



          Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/ Glen R. Bomberger
                                        ----------------------
                                        Glen R. Bomberger

                              POWER OF ATTORNEY
                              -----------------



          James M. Wade, whose signature appears below, does hereby constitute and appoint Bruce R. Laning and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/ James M. Wade
                                        ------------------
                                        James M. Wade

                              POWER OF ATTORNEY
                              -----------------



          Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/ Richard K. Riederer
                                        -----------------------
                                        Richard K. Riederer


                              POWER OF ATTORNEY
                              -----------------


          Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/ Jerry Remmel
                                        -----------------
                                        Jerry Remmel



                              POWER OF ATTORNEY
                              -----------------

         Bruce R. Laning, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/ Bruce R. Laning
                                        -------------------
                                        Bruce R. Laning



                              POWER OF ATTORNEY
                              -----------------

          Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/ Charles R. Roy
                                        ------------------
                                        Charles R. Roy



                              POWER OF ATTORNEY
                              -----------------

          Bronson J. Haase, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any one of them, shall do or cause to be done by virtue hereof.



Date:  February 22, 2000                /s/ Bronson J. Haase
                                        --------------------
                                        Bronson J. Haase